Exhibit 5.8


                                   May 6, 1998



The Village Shopping Center, A Limited Partnership
4801 N. Park Avenue, #1608
Chevy Chase, Maryland 20815
Attn: Mr. Lester Lewis, General Partner

         Re: Contribution Agreement for The Village Shopping Center dated March 24, 1998 as amended by Letter Amendments dated April 23, 1998 and April 29, 1998 between First Washington Realty Limited Partnership and The Village Shopping Center, A Limited Partnership

Gentlemen:
     This letter is intended to serve as an amendment to the Contribution Agreement described above. Notwithstanding any other terms or conditions of the Contribution Agreement to the contrary, it is expressly agreed as follows: 1. Pursuant to its due diligence rights under the Contribution Agreement, First Washington Realty Limited Partnership ("FWRLP") contracted with EMG for, among other matters, a "Phase II Environmental Assessment" dated April 24, 1998 (the "Phase II") of The Village Shopping Center (the "Property"). The Phase II identified the following items of concern: (a) Five out of service heating oil underground storage tanks (the "Petroleum USTs"); (b) Two out of service dry cleaning solvent underground storage tanks (the "Solvent USTs"); (c) A release of petroleum and additives thereto and constituents thereof in the soil on the Property from one or more of the Petroleum USTs (the "Petroleum Contamination"); and (d) A release of dry cleaning solvents and constituents and break down products thereof and additives thereto in the soil from one or more of the

Mr. Lester Lewis, General Partner
The Village Shopping Center, A Limited Partnership
May 6, 1998
Page 2

     Solvent USTs or the dry cleaning operations on the Property (the "Solvent Contamination"). The Petroleum USTs, Solvent USTs, Petroleum Contamination, the Solvent Contamination and any petroleum, hazardous substances and constituents and break down products thereof and additives thereto related to the Petroleum USTs, the Solvent USTs, the Petroleum Contamination and/or the Solvent
Contamination and discovered in the course of the performance of the Contributor's obligations hereunder are hereinafter referred to collectively as the "Environmental Concerns". 2. The Village Shopping Center, A Limited Partnership (the "Contributor") has agreed to take the following actions with regard to the Environmental Concerns: (a) Petroleum USTs -- The Contributor shall, within thirty (30) days hereof, subject to reasonable delay for regulatory approvals or other force majeure, cause the Petroleum USTs and the contents thereof to be removed from the Property in compliance with all applicable laws, regulations and ordinances. In the event that any applicable governmental authority determines that one or more of the Petroleum USTs should be closed in place due to concerns for the structural integrity of a building or unreasonable costs to relocate utility lines or otherwise, then any such Petroleum USTs may be closed in place in compliance with all applicable laws, regulations and ordinances using concrete slurry or structural foam as the fill material. (b) Solvent USTs -- The Contributor shall, within thirty (30) days hereof, subject to reasonable delay for regulatory approvals or other force majeure, cause the contents of the Solvent USTs to be removed and disposed of and the Solvent USTs to be closed in place using concrete slurry or structural foam as the fill material in compliance with all applicable laws, regulations and ordinances, including sampling requirements and completion of the proper closure notification and reporting to the Virginia Department of Environmental Quality ("DEQ"). (c) Petroleum Contamination -- The Contributor has notified DEQ of the Petroleum Contamination and DEQ will advise the Contributor that a "pollution complaint number" will be assigned in connection with the Petroleum Contamination. The Contributor agrees to perform such actions as required by DEQ pursuant to assess, and remediate and monitor if necessary, the Petroleum Contamination and other Environmental

Mr. Lester Lewis, General Partner
The Village Shopping Center, A Limited Partnership
May 6, 1998
Page 3

     Concerns related thereto until the issuance of a typical "no further action" letter by DEQ. (d) Solvent Contamination -- The Contributor has notified DEQ of the Solvent Contamination, but it is unknown at this time under which regulatory program DEQ, or EPA if applicable, will accept the release of the solvents. Regardless of the regulatory program under which the Solvent Contamination is assessed, and remediated and monitored if necessary, the Contributor shall assess, remediate and monitor the Solvent Contamination as required by the applicable regulatory authority until such regulatory authority issues a typical "no further action" letter, certificate of satisfactory completion or the equivalent thereof with regard to the Solvent Contamination and other Environmental Concerns related thereto. (e) The Contributor shall diligently pursue the actions required hereunder at all times until the Contributor's obligations are complete at the Contributor's sole cost and expense. Copies of all correspondence or other documentation received by the Contributor from DEQ or EPA regarding the Environmental Concerns shall be sent to FWRLP promptly upon receipt. In the event that the Contributor is not diligently pursuing its obligations hereunder after fifteen days' written notice from FWRLP, then, at its option, and upon written notice to the Contributor, FWRLP shall have the right to take all steps reasonably necessary to complete the Contributor's obligations hereunder. FWRLP agrees to promptly advise the Contributor of the steps taken and the progress being made after exercising its rights pursuant to this Paragraph 2(e). If FWRLP exercises its rights pursuant to this Paragraph 2(e), the Contributor shall pay all reasonable invoices received from FWRLP for Costs (as defined in Paragraph 3 below) within twenty
(20) days of receipt thereof. The election by FWRLP under this Paragraph 2(e) shall not affect or modify the extent of the Contributor's liability hereunder for the Costs as described below. (f) Each of the parties hereto acknowledges that (i) Contributor has entered into a Proposal/Contract for Services dated May 1, 1998 with Apex Environmental, Inc. for the performance of certain work related to the Petroleum USTs and Solvent USTs, and (ii) Contributor has received a supplemental letter dated May 1, 1998 from Apex which briefly summarizes the "likely course of action." The foregoing are subject in

Mr. Lester Lewis, General Partner
The Village Shopping Center, A Limited Partnership
May 6, 1998
Page 4

     their entirety to the terms and conditions of Paragraphs 1 through 4 of this Amendment to the Contribution Agreement. 3. The Contributor agrees to indemnify and hold harmless FWRLP and its representatives, agents, successors (including, without limitation, successors in title to the Property), assigns, and nominees, from and against all Costs (as hereinafter defined) associated with addressing the Environmental Concerns as required by Contributor hereunder. The "Costs" covered by this Agreement shall be deemed to mean all reasonable attorneys' and consultants' fees, and other costs and expenses reasonably necessary or appropriate for completing the Contributor's obligations hereunder for addressing the Environmental Concerns; provided, however, that such costs shall also include those fees, costs and expenses incurred by FWRLP, but only those fees, costs and expenses incurred by FRWLP in the event FWRLP exercises its rights pursuant to Paragraph 2(e) hereof. If the Contributor fails to pay any invoices for Costs within twenty (20) days of receipt from FWRLP in accordance with Paragraph 2(e) hereof, FWRLP and/or FWRT shall have the right to recover any Costs incurred by FWRLP under Paragraph 2(e), dollar-for-dollar, from the Partnership Units, any stock exchanged for the Partnership Units, and any distributions or dividends due thereunder. 4. Paragraphs 1, 2 and 3 of this amendment to the Contribution Agreement (a) shall survive closing thereunder without limitation and shall terminate upon completion of the Contributor's obligations hereunder, with the exception of the rights of FWRLP under Paragraph 3 hereof which shall terminate upon the complete payment of all Costs by the Contributor, and (b shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, executors, administrators, personal and legal representatives, successor and assigns. 5. This will serve as notice to Contributor that the Board of Directors of First Washington Realty Trust, Inc. ("FWRT") has approved the Contribution Agreement and the transactions contemplated thereby as required in Section 8(a)(viii) of the Contribution
Agreement. 6. The outside Closing Date under Section 4 of the Contribution Agreement is hereby amended to be May 29, 1998, subject to extension as provided in Section 4; provided, however, that all settlement adjustments under
Section 11 of the Contribution  Agreement shall be made effective June 1,  1998.
7.  FWRLP  hereby  acknowledges  that its right to  terminate  the  Contribution
Agreement  before  the  end  of  the  Feasibility  Period  as  provided  for  in
Section 13(b) of the Contribution Agreement has expired.

Mr. Lester Lewis, General Partner
The Village Shopping Center, A Limited Partnership
May 6, 1998
Page 5


     8. Any capitalized term used herein but not otherwise defined herein shall have the meaning as set forth in the Contribution Agreement. 9. Except as expressly amended hereby, the Contribution Agreement remains unmodified and continues in full force and effect. If the foregoing is satisfactory, please execute and return the enclosed counterpart original of this letter to me as soon as possible.

                                   Sincerely,

                                   FIRST WASHINGTON REALTY LIMITED
                                   PARTNERSHIP
                                   a Maryland limited partnership

                                   By: First Washington Realty Trust, Inc., Its general partner

                                            By:/s/ William J. Wolfe
                                               William J. Wolfe
                                               President

ACKNOWLEDGED AND AGREED
as of May 7, 1998:

THE VILLAGE SHOPPING CENTER,
A LIMITED PARTNERSHIP



By: /s/ Lester M. Lewis
      Lester M. Lewis
      General Partner

cc:   Gary R. Siegel, Esquire (via facsimile 202-537-5505)
      Mr. Les Fleisher (via facsimile 301-495-9452)
      Jeffrey S. Distenfeld, Esquire
      Ms. Judith Fox